UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 12, 2026

SINGULARITY FUTURE TECHNOLOGY LTD.

(Exact name of registrant as specified in its charter)

Virginia	001-34024	11-3588546
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

48 Wall Street, Suite 1100
New York, NY 10005

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: 702-849-4548

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)) Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, no par value	SGLY	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement

As previously disclosed, on June 19, 2025, Singularity Future Technology Ltd. (the “Company”) entered into a securities purchase agreement (the “SPA”) with eighteen investors (the “Investors”), under which the Company agreed to sell to the investors an aggregate of 32,188,841 units, or 2,299,212 units on the post-1:14-reverse-split basis (the “Unit”), each Unit consisting of one share of the Company’s common stock, without par value (the “Common Stock”) and three warrants, with each warrant initially exercisable to purchase one share of the Common Stock at an exercise price of $1.165, or $16.310 on the post-1:14-reverse-split basis (the “Warrants”), in a private placement to certain “non-U.S. Persons” as defined in Regulation S of the Securities Act of 1933, as amended (“Regulation S”), for gross proceeds of approximately $30 million (the “Offering”).

On August 12, 2026, the Company and the Investors entered into an amendment to the SPA (the “Amendment to SPA”), pursuant to which the Company agreed to issue amended and restated warrants (the “Amended and Restated Warrants”), with each Amended and Restated Warrant exercisable to purchase one share of the Common Stock at an exercise price of $0.001. The issuance of the Amended and Restated Warrants is subject to the approval of the Company’s shareholders.

On August 12, 2026, the Company issued 2,299,212 shares of the Common Stock to the Investors in reliance on the exemption from registration provided by Regulation S. The Amended and Restated Warrants have not been issued and will not be issued unless and until the requisite shareholder approval is obtained.

Item 3.02. Unregistered sales of equity securities.

The disclosure set forth in Item 1.01 above is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Document
10.1	Form of the Amendment to SPA
10.2	Form of the Amended and Restated Warrant
104	Cover Page Interactive Data File the cover page XBRL tags are embedded within the Inline XBRL.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: August 18, 2026	Singularity Future Technology Ltd.

	By:	/s/ Jia Yang
	Name:	Jia Yang
	Title:	Chief Executive Officer

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